1933 Act File No. 002-78808

1940 Act File No. 811-03541

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 113

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 115

ASSET MANAGEMENT FUND

(Exact Name of Registrant as Specified in Charter)

190 Middle Street, Suite 301

Portland, Maine 04101

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 416-9059

(Name and Address of Agent for Service)	Copy to:
David Bunstine, President Asset Management Fund 190 Middle Street, Suite 301 Portland, Maine 04101	John S. Marten, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601-1003

It is proposed that this filing will become effective (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b); or
[ ]	on (date) pursuant to paragraph (b); or
[ ]	60 days after filing pursuant to paragraph (a)(1); or
[ ]	on (date) pursuant to paragraph (a)(1); or
[ ]	75 days after filing pursuant to paragraph (a)(2); or
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMF Large Cap Equity Fund – Class AMF Shares – IICAX

AMF Large Cap Equity Fund – Class H Shares – IICHX

Prospectus

October 28, 2025

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. It is a federal offense to suggest otherwise.

AMF Large Cap Equity Fund

A Series of Asset Management Fund

Fund Summary

AMF Large Cap Equity Fund

Investment Objectives

The Fund’s primary investment objective is to achieve capital appreciation. The objective of income is secondary.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class AMF	Class H
Management Fees	0.65%	0.65%
12b-1 Fees	0.25%	0.00%
Other Expenses	0.98%	0.99%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Fund Operating Expenses*	1.89%	1.65%

*	The Total Fund Operating Expenses differ from the Ratio of gross expenses to average net assets found within the "Financial Highlights" section of the prospectus because Other Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class AMF	$192	$594	$1,021	$2,212
Class H	$169	$523	$902	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity securities of U.S.-based companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of portfolio management. Portfolio management looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, portfolio management considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments, and trends in market share. Portfolio management uses models that quantify, and rank stocks based on their underlying financial data and blend this analysis with fundamental, bottom-up analysis from one or more investment analysts. This blending of quantitative and fundamental analysis allows portfolio management to efficiently evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts to provide investment considerations which may not be observable from a company’s financial information.

The equity securities in which the Fund invests consist primarily of dividend-paying common stocks of large-capitalization companies. The Fund considers large-capitalization companies to be those with market capitalizations in excess of $10 billion or in the range of those market capitalizations of companies included in the S&P 500 Index at the time of purchase. The capitalization range of the companies that are components of the S&P 500 Index was between $6.5 billion and $4.6 trillion as of September 30, 2025. The average market cap of index components was $118 billion. It is the Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large-capitalization companies. Although the Fund can invest in stocks of any sector, the Fund, subject to its investment policies, may at times have significant investments in one or more sectors. The equity securities in which the Fund may invest also include common stocks that do not pay dividends.

Principal Risks

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not insured or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield, and total return are:

Company Risk	The market values of corporate securities vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.

Management Risk	The Fund is subject to management risk due to the active nature of its management. Portfolio management will apply investment techniques, experience, and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by portfolio management will achieve the investment objectives. The Fund’s strategy relies heavily on quantitative models to construct the Fund’s portfolio. Relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that portfolio management may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Market Risk	The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, geopolitical risks, market-wide risks, industry-specific risk (i.e., labor shortages and/or stoppages, greater costs of production and/or competitive forces or conditions) or issuer-specific risk. Equity securities generally have greater price volatility than fixed income securities.

Style Risk	The Fund invests in a diversified portfolio of common stocks of large-capitalization U.S. companies that meet the quality criteria of portfolio management. If large-capitalization stocks held by the Fund fall out of favor, the Fund’s returns could trail returns of the overall stock market or other funds. The Fund may at times hold securities of companies in the same or related market sectors and its performance may suffer if those sectors underperform the overall stock market.

Sector Risk	Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors.

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Redemption Risk	The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs.

Inflation Risk	Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Market Disruption Risk	Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises, natural disasters and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Market disruptions may magnify the impact of each of the other risks of the Fund and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

Cybersecurity Risk	The Fund, its service providers, issuers of securities held by the Fund, or other market participants (such as counterparties to certain Fund transactions), may be prone to operational and information security risks resulting from cyber-attacks. Cyber- attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber- attacks affecting the Fund or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Fund. The Fund may also incur additional costs for cyber security risk management purposes. Cyber-attacks affecting issuers of securities held by the Fund or other market participants may cause losses for the Fund.

Fund Performance History

The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar chart and table below assume reinvestment of dividends and distributions.

Annual Total Returns

The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years for Class AMF shares. Annual Returns for the Years Ended December 31

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.44% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -21.38% (quarter ended March 31, 2020). The Fund’s fiscal year end is June 30. The Fund’s year-to-date return through September 30, 2025 was 10.58%.

Average Annual Total Returns (For the periods ended December 31, 2024)

The table below shows returns on a before-tax and after-tax basis for Class AMF shares and on a before-tax basis for Class H shares. After-tax returns for Class H shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by calling 800-247-9780.

	1 Year	5 Years	10 Years
Large Cap Equity Fund, Class AMF (before taxes)	18.72%	13.37%	11.56%
Large Cap Equity Fund, Class AMF (after taxes on distributions)	17.06%	11.63%	8.87%
Large Cap Equity Fund, Class AMF (after taxes on distributions and redemptions)	12.30%	10.44%	8.54%
Large Cap Equity Fund, Class H (before taxes)	18.81%	13.61%	11.77%
S&P 500 Index* (reflects no deductions for fees, expenses or taxes)	25.02%	14.53%	13.10%

*	The S&P 500 Index is an unmanaged index including 500 of the leading companies in the leading industries of the U.S. economy. The S&P 500 Index focuses on the large- cap segment of the market with approximately 75% coverage of U.S. equities, and is a proxy for the total stock market.

Management

System Two Advisors L.P. (the “Adviser” or “S2”), located at 47 Maple Street, #303A, Summit, New Jersey, serves as investment adviser to the Fund.

The portfolio manager responsible for the management of the Fund is Anupam Ghose, Portfolio Manager of S2. Mr. Ghose has managed the Fund since 2020.

Purchase and Sale of Fund Shares

You may purchase, exchange, or redeem shares of the Fund on any day on which the New York Stock Exchange is open for business (“Business Day”).

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request via (i) overnight mail to: AMF Large Cap Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or (ii) regular mail to: AMF Large Cap Equity Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, Ohio 45246.

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For Class AMF shareholders not enrolled in the Automatic Investment Plan (the “Plan”), the minimum initial investment in the Fund is $2,500 with a minimum investment balance of $1,000. For Class AMF shareholders enrolled in the Plan at the time of purchase, the minimum initial investment in the Fund is $1,000 (with a minimum monthly contribution to the Plan of $100). For Class AMF shareholders, the minimum subsequent investment for all accounts is $100.

For Class H shareholders, the minimum initial investment in the Fund is $3 million and there is no minimum investment balance required. Subsequent purchases in the Fund may be made in any amount by Class H shareholders. Asset Management Fund (the “Trust”) and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. The Board of Trustees may determine to impose a minimum investment balance for Class H shares at any time.

Tax Information

The Fund intends to make distributions that are generally taxable as ordinary income, qualified dividend income or capital gains (regardless of whether you elect to receive or reinvest such distributions), except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Information

Additional Information Regarding Investment Strategies

The AMF Large Cap Equity Fund’s (the “Fund”) primary investment objective is to achieve capital appreciation. The objective of income is secondary. The Fund’s investment objectives are fundamental and can only be changed with the approval of fund shareholders. The Fund must comply with its 80% investment policy (as described in the Fund Summary section) at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% investment policy.

Securities Selection

In selecting securities for the Fund, portfolio management selects equity securities whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of portfolio management. Portfolio management looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, portfolio management considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments, and trends in market share. Portfolio management uses models that quantify, and rank stocks based on their underlying financial data and blend this analysis with fundamental, bottom-up analysis from one or more investment analysts. This blending of quantitative and fundamental analysis allows portfolio management to effectively evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts to provide investment considerations which may not be observable from a company’s financial information.

There is no guarantee that portfolio management's security selection techniques will achieve the Fund’s investment objectives.

Temporary Defensive Strategies

For temporary or defensive purposes, the Fund may invest up to 100% of its assets in cash, U.S. Government securities and short-term money market securities, when portfolio management deems it prudent to do so. When the Fund engages in such strategies, it may not achieve its investment objectives.

Additional Risk Information

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, involve a large shareholder redeeming a significant portion of its account, occur in times of overall market turmoil or declining prices for the securities sold, or require the Fund to sell illiquid securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Market Disruption Risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund's investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. While COVID-19 is no longer considered to be a public health emergency, the Fund and its investments may be adversely affected by lingering effects of this virus or future pandemic spread of viruses.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in the "Principal Risks" section or in this "Additional Risk Information" section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

Trust and Fund Information

Investment Adviser

System Two Advisors L.P. (the “Adviser” or “S2”), located at 47 Maple Street, #303A, Summit, New Jersey 07901, serves as investment adviser to the Fund. S2 was established in 2011 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. As of September 30, 2025, S2 had over $850 million in assets under management. S2 is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. As adviser to the Fund, S2 provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. S2 determines from time to time what securities and other investments will be purchased, retained or sold by the Fund. S2 manages the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and Statement of Additional Information. S2 is responsible for negotiating the terms and arrangements for the execution of buys and sells of portfolio securities for the Fund with its approved brokers. S2 is also responsible for voting in respect of securities held in the Fund’s portfolio and will exercise the right to vote in accordance with S2’s proxy voting policy.

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Advisory Fee Expenses

The Fund pays an annual advisory fee based upon a percentage of average daily net assets. For the fiscal year ended June 30, 2025, the actual advisory fees paid to the Adviser* as a percentage of average net assets were as follows:

Large Cap Equity Fund	0.55%**

*	Prior to February 28, 2024, Austin Atlantic Asset Management Co. served as investment adviser to the Fund and S2 served as sub-adviser. Effective February 28, 2024, S2 became the investment adviser for the Fund. Austin Atlantic Asset Management Co. received an advisory fee of 0.55% of average net assets, including the voluntary waiver described below.
**	The Adviser has agreed to voluntarily waive a portion of its advisory fee in an amount of 0.10% of the average daily net assets of the Fund. Without such waivers, the fee would have been 0.65%. The Adviser is not contractually obligated to waive such fees and the voluntary waiver may be terminated at any time by the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement is contained in the Fund’s Form N-CSR for the period ended June 30, 2025 posted on the Fund's website at www.amffunds.com.

Portfolio Managers

The portfolio manager responsible for the day-to-day management of the Fund’s portfolio is Anupam Ghose.

Mr. Ghose, Portfolio Manager, oversees the day-to-day activities of the Fund. Mr. Ghose has been responsible for the management of the Fund since 2020. Mr. Ghose has been a Portfolio Manager for S2 since 2016. Mr. Ghose is a Founding Partner and CEO of S2, where he focuses on the start-up business operations and strategic direction of the firm. Prior to S2, Mr. Ghose was the Co-President and Chief Strategy Officer of Roc Capital, responsible for overseeing the firm’s marketing and investor relations as well as implementing short-term and long-term firm strategies. Prior to joining Roc Capital, Mr. Ghose was a Senior Member of the Prime Services Group at Credit Suisse. Prior to joining Credit Suisse, he was a member of the Global Portfolio Trading & Equities Swaps desk at Goldman Sachs. Prior to that he was one of the limited partners at Spear, Leeds & Kellogg and was part of the integration team when the firm was acquired by Goldman Sachs in 2000. Mr. Ghose was the founder of Indus Advisors LLC, which launched the first India-focused exchange traded fund on the NYSE/ARCA in partnership with Invesco PowerShares. Mr. Ghose received his BA degree in Economics from Bombay University in India in 1988, and his MBA in Finance and Investments from the Zicklin School of Business at Baruch College in 1994. Mr. Ghose serves on the advisory board of the Weissman Center for International Business at Baruch College. He has also served on the board of Viteos Fund Services & Gravitas Technology, Inc.

Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Fund is available in the Statement of Additional Information (see “Investment Adviser-Portfolio Managers” in the Statement of Additional Information).

Distributor

Pursuant to the Distribution Agreement, Austin Atlantic Capital Inc. (the “Distributor”) serves as the principal underwriter for the Fund. The Trust has adopted a distribution plan (the "Rule 12b-1 Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") which allows the Fund to pay the Distributor the following fees for the sale and distribution of its shares:

Fund
Large Cap Equity Fund – Class AMF	0.25% of 1% per annum of the average daily net assets of the Class AMF shares of the Fund
Large Cap Equity Fund – Class H	None

Because these Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis over time, these fees will increase the cost of an investment in the Fund (or the applicable class). This charge could cost you more over time than you would pay through some other types of sales charges.

Business Manager and Administrator

Foreside Management Services, LLC (“Foreside”) serves as business manager and administrator for the Trust on behalf of the Fund. Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Fund; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Net Asset Value

What Shares Cost

Shares of the Fund are bought and sold at their net asset value next determined after the purchase or redemption order is received in good order. There is no sales charge imposed by the Fund. For the Fund, the net asset value is determined each Business Day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Currently, the New York Stock Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. As used in this Prospectus, for the Fund, the term “Business Day” means any day on which the New York Stock Exchange is open for business. The Fund does not price its shares on days when the New York Stock Exchange is closed for trading.

The Fund’s net asset values per share may fluctuate daily. Net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding and is rounded to the nearest whole cent ($0.01). For equity securities, the Fund uses market prices in valuing securities, but may use fair value estimates if reliable market prices are unavailable. For fixed income securities, the Fund’s assets are generally valued at prices obtained from one or more independent pricing services. Repurchase agreements and other short-term instruments maturing within sixty days are valued at amortized cost. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

Investing in the Fund

All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of shares at any time. The Fund requests advance notification of investments in excess of 5% of the current net assets of the Fund. The Fund also encourages, to the extent possible, advance notification of large redemptions.

Share Purchases

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. If you wish to wire money to make an investment in the Fund, please call the Fund at (800) 247-9780 for wiring instructions and to notify the Fund that a wire transfer is coming. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange. Your bank may charge you a fee for wiring same-day funds. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.

Purchase orders are accepted on each Business Day and become effective upon receipt in good order by the Trust. Payment may be in the form of federal funds or checks.

“Good order” means your purchase, redemption or exchange request includes:

●	The name of the Fund and share class
●	The dollar amount of shares to be purchased
●	A completed purchase application or investment stub
●	Check payable to the Fund

You may not use Automated Clearing House (ACH) transactions for your initial purchase of Fund’s shares.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a completed form/letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions. The Fund may alter, modify or terminate this purchase option at any time. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the funds and charged a $25 fee to defray bank charges.

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Call (800) 247-9780 for more information about documentation that may be required in the case of estates, corporations, trust and other entities or forms of ownership. Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Trust’s “Anti-Money Laundering Program” as described below.

In certain circumstances, such as when the New York Stock Exchange closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for same day or next day settlement.

Orders accompanied by check, including your name and account number, should be sent to via (i) overnight mail to: AMF Large Cap Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or (ii) regular mail to: AMF Large Cap Equity Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, Ohio 45246. Such orders will receive the net asset value next computed after receipt of the order in good order. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. The Fund reserves the right to reject or restrict any specific purchase or exchange request.

A purchase order is considered binding upon the investor. If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust and/or its designated agents may prohibit or restrict the investor from making future purchases of the Trust’s shares. The Trust’s designated agents reserve the right to reimburse the Trust in their sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust, the Adviser, the Distributor or Ultimus Fund Solutions, LLC. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust and/or its designated agents reserve the right to reject any purchase order.

Minimum Investment Required

For Class AMF shareholders not enrolled in the Automatic Investment Plan (the “Plan”), the minimum initial investment in the Fund is $2,500 with a minimum investment balance of $1,000. For Class AMF shareholders enrolled in the Plan at the time of purchase, the minimum initial investment in the Fund is $1,000 (with a minimum monthly contribution to the Plan of $100). For Class AMF shareholders, the minimum subsequent investment for all accounts is $100.

For Class H shareholders, the minimum initial investment in the Fund is $3 million and there is no minimum investment balance required. Subsequent purchases in the Fund may be made in any amount by Class H shareholders. The Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion.

Automatic Investment Plan

Investors may purchase shares of the Fund through an Automatic Investment Plan (AIP), which allows for regular, periodic investments from a designated bank account. With the investor’s authorization and bank approval, the Fund’s transfer agent will automatically withdraw the amount specified by the investor and invest it in Fund shares on a periodic basis.

There is no minimum investment required to participate in the AIP. Investors may modify or terminate their participation in the AIP at any time by notifying the Fund or its transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund reserves the right to suspend or discontinue the AIP at any time.

Anti-Money Laundering Program

The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor’s identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Dividends

The Fund typically declares and pays income dividends at least quarterly.

Net capital gains, if any, of the Fund are generally declared and paid once each year and reinvested in additional shares of the Fund or, at the shareholder’s option, paid in cash.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of the Fund’s shares may present risks to other shareholders of the Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or fund expenses. The Fund discourages and has established policies and procedures designed to detect and deter frequent trading that may be harmful to shareholders for other than legitimate liquidity needs. Under the Fund’s policies and procedures approved by the Board of Trustees, (i) trading activity in shareholder accounts, that meet thresholds set by the Adviser based on the frequency and size of transactions in the account during a specified time period may be reviewed to assess whether the frequent trading in the account may be harmful to other shareholders and is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”); (ii) the Fund, the Adviser and the Distributor reserve the right to reject or restrict any purchase order or exchange, including any frequent trading believed to constitute market timing; and (iii) the Fund, the Adviser and the Distributor are prohibited from entering into any agreement that would permit or facilitate market timing in the Fund. The Fund’s policies and procedures direct the Adviser to establish specific procedures to detect and deter market timing in order to implement the Fund’s frequent trading policies and procedures. Although these efforts are designed to deter frequent purchases and redemptions of fund shares pursued for purposes of market timing, there is no assurance that these policies and procedures will be effective. These policies and procedures may be modified or terminated at any time without notice to shareholders.

Shares of the Fund may be held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Fund with certain shareholder trading information. However, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund’s policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Fund due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders.

Redeeming Shares

The Fund redeems shares at its net asset value next determined after the Transfer Agent receives the redemption request. Redemptions will generally be in the form of cash, though the Fund reserves the right to redeem in kind as described below. The Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Fund typically expects to satisfy redemption requests by using available cash or selling portfolio assets if available cash is not sufficient to meet redemption requests. The Fund may use either cash, portfolio sales or, subject to limits described below, redemption in kind to satisfy redemption requests under normal or stressed market conditions. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Telephone Redemption

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call (800) 247-9780. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem shares up to $100,000.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s), the address, or bank account information was changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or recording telephone instructions.

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The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. This fee is subject to change. Your bank may also impose a fee for the incoming wire.

Written Requests

Shares may also be redeemed by sending a written request via overnight mail to: AMF Large Cap Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or via regular mail: AMF Large Cap Equity Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, Ohio 45246.

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Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

●	a Federal Home Loan Bank
●	a savings association or a savings bank
●	a trust company or a commercial bank
●	a member firm of a domestic securities exchange or a registered securities association
●	a credit union or other eligible guarantor institution

In certain instances, the Transfer Agent may request signature guarantees or additional documentation believed necessary to insure proper authorization. The additional documentation may include a copy of a current corporate resolution, articles of incorporation and other appropriate documentation indicating which officers, directors, trustees or persons are authorized to act for a legal entity.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee ("MSG"), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption amount exceeds $100,000
●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;
●	The redemption proceeds are made payable to someone other than the registered account owner;
●	The proceeds are directed to a financial institution account not held in the shareholder’s name;
●	The account registration or ownership is being changed;
●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;
●	Any other situation where the Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Fund’s transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Funds’ Transfer Agent reserves the right to reject any signature guarantee.

An order is considered to be in “good order” if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.

“Good order” means your request for redemption must:

●	Include the Fund name and account number;
●	Include the account name(s) and address;
●	State the dollar amount or number of shares you wish to redeem; and
●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

Shareholders with questions concerning documentation should call the Transfer Agent at (800) 247-9780.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form (see “Telephone Redemption” above). If shares being redeemed were purchased by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the date that the redemption request is received.

Involuntary Redemption

The Trust reserves the right to redeem all of a Class AMF shareholder’s shares of the Fund if the total value of the shareholder’s account falls below the minimum investment balance of $1,000. Accounts are reviewed for this purpose at the end of each calendar year. If an account is found to be below the minimum balance, the shareholder will be notified in writing and will have a 60-day grace period from the date of the notice to make an additional purchase to bring the account value to the required minimum. If the shareholder does not increase the account balance to the minimum level within the grace period, the Fund may redeem the shares and close the account.

Systematic Withdrawal Plan ("SWP")

Shareholders may elect to participate in a Systematic Withdrawal Plan ("SWP") to have a specified amount withdrawn from their account on a periodic basis. Withdrawals may be made in any amount and at any frequency selected by the shareholder. To establish an SWP, please complete the appropriate form or contact the Transfer Agent.

Redemption in Kind

The Fund reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the orderly liquidation of securities owned by the Fund is impracticable, or payment in cash would be prejudicial to the best interests of the remaining shareholders of the Fund. Pursuant to an election made by the Trust pursuant to Rule 18f-1 under the 1940 Act, it is the policy of the Fund to effect redemption requests in an amount up to $250,000 or 1% of the Fund’s net assets over a ninety-day period in cash. Redemptions in excess of this amount may be effected in-kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. Redemptions paid in portfolio securities in lieu of cash will be subject to market fluctuation until sold and any illiquid securities may be difficult to convert to cash. Fund shareholders may also incur transaction costs when the securities are sold.

Purchasing and Redeeming Shares Through a Shareholder Servicing Agent

Shares of the Fund may be available through certain financial institutions (each such institution is a “Shareholder Servicing Agent”). The Fund has authorized one or more Shareholder Servicing Agents to receive purchase or redemption orders on its behalf, and the Shareholder Servicing Agents are authorized to designate other agents to receive purchase or redemption orders on behalf of the Fund. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees and may have different minimum transaction amounts. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of shares and you should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent. A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with its agreements with the Distributor or its designated agents and with clients and customers.

Certain Shareholder Servicing Agents, who have entered into agreements with the Fund, or if applicable its designated agents, may enter confirmed purchase orders on behalf of clients and customers for the Fund. If payment is not received in a timely manner, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Servicing Agent, or if applicable its designated agent, receives a purchase or redemption order. Orders received will be priced at the Fund’s net asset value next computed after they are received by the Shareholder Servicing Agent or its authorized designee.

For further information as to how to direct a Shareholder Servicing Agent to purchase or redeem shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

Dividend & Distribution Reinvestment Policy

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;
2.	Dividends and capital gain distributions checks are not cashed within 180 days; or
3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Shareholder Information

Voting Rights

The Trust currently has three separate funds, including the Fund. The shares of the other funds are described in separate prospectuses. Shares of the Fund represent interests only in the Fund and have equal voting rights within the Fund and the Trust. Shares of each class of the Fund have equal voting rights within each class and within the Fund and the Trust. The Trust’s Second Amended and Restated Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of class, shall be voted in the aggregate and not by class, except that (i) as to any matter with respect to which a separate vote of any class is permitted or required by the 1940 Act or the document establishing and designating that class, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular class, only shareholders of the affected class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the Fund or classes thereof).

Disclosure of Information Regarding Portfolio Holdings

A description of the Trust’s policy with respect to disclosure of information regarding the portfolio holdings of the Fund is available in the Statement of Additional Information (see “Disclosure of Information Regarding Portfolio Holdings” in the Statement of Additional Information).

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Federal Income Tax Information

The Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for its future taxable years so long as such qualification is in the best interests of shareholders. If the Fund so qualifies, it will not pay federal income tax on the income and capital gains that it distributes to its shareholders.

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any taxable dividends and distributions received. This applies whether dividends or distributions are received in cash or as additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions designated as qualified dividend income are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long the shareholder has held fund shares. Long-term capital gain is taxable to non-corporate shareholders at a maximum federal income tax rate of 20%. In addition, certain non-corporate shareholders may be subject to an additional 3.8% Medicare tax discussed below. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long the shareholder has held fund shares. Dividends paid by the Fund may qualify in part for the “dividends received deduction” available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November, or December to shareholders of record as of a date in one of these months and paid during the following January are treated as if received by shareholders on December 31 of the calendar year declared. Information on the federal income tax status of dividends and distributions is provided annually.

If a shareholder purchases shares of the Fund shortly before a dividend or distribution, the shareholder will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

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Unless a shareholder is exempt from federal income tax, a redemption or exchange of Fund shares is generally a taxable event. Depending on the purchase price and the sale price of the shares the shareholder sells or exchanges, the shareholder may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

Dividends and distributions may be subject to state and local taxes. Depending on your state’s tax laws, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from such taxes.

Shareholders and prospective shareholders of the Fund should consult with their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situation.

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of "covered shares," which are generally shares acquired on or after January 1, 2012.

The Fund's default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-800-247-9780, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund for the past five years. Certain information in the tables below reflects financial results for a single share outstanding throughout each period. The total return in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

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LARGE CAP EQUITY FUND — CLASS AMF SHARES

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended June 30,
	2025	2024	2023	2022	2021
Net asset value at beginning of year	$11.20	$10.19	$9.30	$10.33	$7.91
Income (loss) from investment operations:
Net investment income (a)	0.02	0.04	0.05	0.04	0.04
Net realized and unrealized gains (losses) on investments	1.05	1.89	1.71	(0.45)	2.72
Total from investment operations	1.07	1.93	1.76	(0.41)	2.76
Less distributions from:
Net investment income	(0.03)	(0.04)	(0.05)	(0.04)	(0.04)
Net realized gains	(0.70)	(0.88)	(0.82)	(0.58)	(0.30)
Total distributions	(0.73)	(0.92)	(0.87)	(0.62)	(0.34)
Net asset value at end of year	$11.54	$11.20	$10.19	$9.30	$10.33
Total return (b)	9.61%	19.95%	20.16%	(5.06%)	35.61%
Net assets at end of year (000’s)	$41,237	$41,093	$39,003	$35,608	$40,977
Ratio of total expenses to average net assets	1.88%	1.83%	1.79%	1.71%	1.85%
Ratio of net expenses to average net assets (c)	1.64%	1.68%	1.69%	1.61%	1.75%
Ratio of net investment income to average net assets (c)	0.15%	0.35%	0.52%	0.34%	0.42%
Portfolio turnover rate	7%	10%	8%	5%	17%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the years ended June 30, 2025, 2024 and 2023.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and/or administrator had not voluntarily reduced fees.

(c)	Ratio was determined after voluntary fee reductions.

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LARGE CAP EQUITY FUND — CLASS H SHARES

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended June 30,
	2025	2024	2023	2022	2021
Net asset value at beginning of year	$11.12	$10.12	$9.24	$10.27	$7.87
Income (loss) from investment operations:
Net investment income (a)	0.03	0.06	0.08	0.07	0.06
Net realized and unrealized gains (losses) on investments	1.04	1.88	1.70	(0.46)	2.70
Total from investment operations	1.07	1.94	1.78	(0.39)	2.76
Less distributions from:
Net investment income	(0.04)	(0.06)	(0.08)	(0.06)	(0.06)
Net realized gains	(0.70)	(0.88)	(0.82)	(0.58)	(0.30)
Total distributions	(0.74)	(0.94)	(0.90)	(0.64)	(0.36)
Net asset value at end of year	$11.45	$11.12	$10.12	$9.24	$10.27
Total return (b)	9.68%	20.24%	20.48%	(4.86%)	35.86%
Net assets at end of year (000’s)	$8,581	$7,868	$8,484	$7,526	$8,943
Ratio of total expenses to average net assets	1.64%	1.57%	1.54%	1.46%	1.60%
Ratio of net expenses to average net assets (c)	1.54%	1.47%	1.44%	1.36%	1.50%
Ratio of net investment income to average net assets (c)	0.25%	0.55%	0.77%	0.58%	0.67%
Portfolio turnover rate	7%	10%	8%	5%	17%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the years ended June 30, 2025, 2024 and 2023.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and/or administrator had not voluntarily reduced fees.

(c)	Ratio was determined after voluntary fee reductions.

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Shareholder Reference Information

Distributor

Austin Atlantic Capital Inc.

1 Alhambra Plaza, Suite 100

Coral Gables, Florida 33134

Adviser

System Two Advisors L.P.

47 Maple Street, #303A

Summit, NJ 07901

Legal Counsel

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Custodian

U.S. Bank National Association

1555 N. Rivercenter Dr., MK-WI-S302

Milwaukee, Wisconsin 53212

Business Manager and Administrator

Foreside Management Services, LLC

190 Middle Street, Suite 301

Portland, Maine 04101

Financial Administrator and Transfer and Dividend Agent

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Additional information about the Fund may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Fund’s investments and operations. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. These documents, when available, may be obtained without charge from the following sources:

By Phone:	By Internet:
1-800-247-9780	http://www.amffunds.com
http://www.sec.gov (EDGAR Database)

By Mail:	By E-mail:
c/o Ultimus Fund Solutions, LLC	publicinfo@sec.gov
P.O. Box 46707	(a duplication fee is charged)
Cincinnati, OH 45246

To request other information about the Fund or to make shareholder inquiries, call 1-800-247-9780

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund 811-03541

Asset Management Fund

Privacy Policy & Practices

Asset Management Fund (“AMF”) recognizes and respects the privacy expectations of our shareholders. We do not sell information about current or former customers or their accounts to third parties. We provide this notice to you so that you will know what kinds of information we collect about shareholders of the Fund and the circumstances in which that information may be disclosed.

Collection of Customer Information:

We collect nonpublic personal information about our shareholders from the following sources:

●	Account Applications, shareholder profiles and other forms, which may include a shareholder’s name, address, social security number, and information about a shareholder’s investment goals and risk tolerance
●	Account History, for example, copies of confirmations or statements which may include information about investment transactions or the balances in a shareholder’s account
●	Correspondence, written, telephonic or electronic between a shareholder and AMF.

Disclosure of Customer Information:

We will not disclose any of the shareholder information we collect to third parties who are not affiliated with the Fund other than:

●	to effect or administer transactions at your request
●	as permitted or required by law or regulation - for example, to service providers to the Fund, in connection with an audit or examination, or to respond to a subpoena or similar legal process

Security of Customer Information:

We have physical, electronic and procedural safeguards to protect nonpublic personal information of our shareholders. We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund. AMF may restrict access to client nonpublic personal information by, among other things, password-protecting electronic information, having such information in a designated location that is not accessible to all employees, or otherwise segregating such information.

ASSET MANAGEMENT FUND

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2025

AMF Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

190 Middle Street, Suite 301, Portland, Maine 04101

The AMF Large Cap Equity Fund (the “Fund”) is a portfolio of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company. The Fund is represented by a series of shares separate from those of the Trust’s other series.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Fund, dated October 28, 2025 (the “Prospectus”), a copy of which may be obtained from the Trust at AMF Large Cap Equity Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, Ohio 45426.

The financial statements, notes and report of the independent registered public accounting firm pertaining to the Fund, which appear in the Fund’s Form N-CSR for the fiscal year ended June 30, 2025, are incorporated herein by reference. The Fund’s Form N-CSR for the fiscal year ended June 30, 2025 is available, without charge, on the Fund's website at www.amffunds.com or by calling 1-800-247-9780.

TABLE OF CONTENTS

Trust History	1
Organization and Description of Shares	1
The Fund’s Objectives and Investment Policies	1
Investment Restrictions	3
Purchase and Redemption of Shares	3
Management of the Trust	4
Control Persons and Principal Holders of Securities	6
Investment Adviser	6
Distributor	7
Code of Ethics	7
Proxy Voting Policies and Procedures	7
Fund Services	7
Determination of Net Asset Value	8
Federal Income Tax Matters	8
Fund Transactions	9
Disclosure of Information Regarding Portfolio Holdings	10
Counsel and Independent Registered Public Accounting Firm	10
General Information	10
Financial Statements	11
Appendix A	A-1

Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

TRUST HISTORY

The Trust is a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018.

The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and the Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

ORGANIZATION AND DESCRIPTIONOF SHARES

The Trust currently offers an unlimited number of shares of beneficial interest divided into three (3) funds, including the Fund. The other two (2) funds are described in a separate prospectus and statement of additional information. The shares of each fund represent interests only in the corresponding fund. Shares of the Fund are issued in two classes: Class AMF shares and Class H shares. For the Fund, when shares are issued and paid for in accordance with the terms of offering, each share is validly issued, fully paid and non-assessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under “General Information” below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to System Two Advisors L.P. (the “Investment Adviser” or "S2"), Austin Atlantic Capital Inc. (the “Distributor”) and Foreside Management Services, LLC, the administrator for the Fund and the Trust’s business manager (“Foreside” or the “Administrator”) and other service providers with respect to the Fund, any brokerage fees and commissions of the Fund, any portfolio losses of the Fund, the Fund’s pro rata share of taxes, interest or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to the Fund for violation of any law, and extraordinary expenses incurred by the Trust with respect to the Fund.

THE FUND’S OBJECTIVES AND INVESTMENT POLICIES

The Fund’s primary investment objective is to achieve capital appreciation. The objective of income is secondary. Please refer to the Prospectus for information regarding the Fund’s principal investment strategies and related risk factors. The following information supplements the discussion of the Fund’s principal investment strategies and policies in the Prospectus and does not, by itself, present a complete explanation of the matters disclosed.

Repurchase Agreements. The Fund may, subject to its investment policies, enter into repurchase agreements under which it may acquire obligations of the U.S. Government or other obligations, subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. If the seller defaults on its obligation to repurchase the underlying instrument from the Fund, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Fund will hold collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund, and the Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust’s custodian. Repurchase agreements with remaining terms exceeding seven days will be deemed to be illiquid.

FDIC Insured Institutions. Although the Fund’s investment in certificates of deposit and other time deposits in a Federal Deposit Insurance Corporation (“FDIC”) insured institution is insured to the extent of $250,000 by the FDIC, the Fund may invest more than $250,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

Illiquid Securities. The term “illiquid securities” for this purpose means any investment that the Investment Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under the Fund’s LRM Program, the Fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of the Fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Illiquid securities are considered to include, among other things, repurchase agreements with remaining maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees of the Trust (the "Board of Trustees" or the "Board" and the members thereof, "Trustees").

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund pays transaction costs, such as commissions, when it buys and sells securities for its portfolio. The Fund’s portfolio turnover rate is the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. High portfolio turnover may affect the amount, timing, and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Higher portfolio turnover may also result in higher transaction costs, and prepayments of mortgage-backed securities will cause the Fund to have an increased portfolio turnover rate. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Temporary Defensive Strategies. For temporary or defensive purposes, the Fund may invest up to 100% of its assets in cash, debt securities issued by the U.S. Government or its agencies, short-term money market securities and investment grade corporate bonds, when portfolio management deems it prudent to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

In taking this action, the Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if portfolio management does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Fund’s investment objectives.

U.S. Government Securities. Subject to its specific policies, the Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include, but are not limited to, obligations issued by the United States or by a Federal Home Loan Bank, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Government National Mortgage Association (“GNMA”), Federal Housing Authority (“FHA”), and the Federal Farm Credit Banks. Because many of these U.S. Government securities are not backed by the “full faith and credit” of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

When-Issued, Delayed-Delivery and To Be Announced Securities. The Fund may purchase when-issued, delayed-delivery securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage- backed securities are mortgage pools where the issuer has defined and agreed to, in advance, the basic terms for investors, but has not yet specified the mortgage pools that will serve as collateral and will be delivered to the Fund.

Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. By the time of delivery, such securities may be valued at less than the purchase price. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities and/or from available cash. FINRA has developed, and the SEC has approved, requirements for the posting of initial and variation margin on all forward settling trades. For transactions above a certain threshold, the Fund will be required to post cash margin to the broker/dealer counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation- indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income prior to the payment of such amount. Thus, the Fund may be required to dispose of portfolio securities when it might not otherwise do so in order to satisfy the distribution requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid federal income and excise taxes.

Convertible Securities. The Fund may invest in corporate debt securities convertible into common stock. It is not expected that the Fund’s holdings of convertible debt securities would ordinarily exceed 5% of the Fund’s assets.

Commercial Paper. The Fund may invest its non-committed cash in commercial paper. Appendix A to this SAI describes the various ratings assigned to fixed income securities by Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”). The Fund’s investments in commercial paper ordinarily consist of commercial paper rated “Prime-2” or better by Moody’s or rated “A-2” or better by S&P.

Derivative Instruments. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. The SEC has adopted Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives and certain other forms of leverage into which a fund can enter. Rule 18f-4 under the 1940 Act permits a fund to enter into derivatives transactions and certain other transactions notwithstanding restrictions on the issuance of “senior securities” in the 1940 Act. Derivatives transactions as defined by Rule 18f-4 include, among other things, swaps, futures, forwards, options, short sale borrowings, reverse repurchase agreements and other financing transactions (if a fund elects to treat such financing transactions as derivatives), when-issued and forward-settling securities in some circumstances, or any instrument for which a fund is required to make any payment or delivery of an asset during the life of the instrument or at maturity, whether as margin, settlement payment or otherwise. Rule 18f-4 requires that, among other things, a fund establish and maintain a derivatives risk management program and appoint a derivatives risk manager and periodically reviews the program and reports to a fund’s board. In addition, a fund must comply with a relative or absolute limit on leverage risk calculated based on value-at-risk. Rule 18f-4 excepts from some of the requirements, including establishing a derivatives risk management program and calculating value-at-risk, a fund whose derivatives exposure is limited to 10% of its net assets and which has adopted policies and procedures designed to manage derivatives risks. The Fund does not intend to invest in derivatives governed by Rule 18f-4.

Investment in Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such securities will be acquired by the Fund to the extent permitted by the 1940 Act and consistent with its investment objective and strategies. An investment in an investment company is subject to the risks associated with that investment company's portfolio securities. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

Loans of Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. The Fund did not engage in any securities lending activity during the most recent fiscal year.

Mortgage-backed Securities. Most mortgage-backed securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

Mortgage-backed securities may be classified into the following principal categories, according to the issuer or guarantor:

Government mortgage-backed securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured, Veterans Administration-guaranteed mortgages, U.S. Department of Agriculture, or Rural Housing Service loans. Government-related securities are issued by U.S. Government-sponsored enterprises (“GSEs”) and are not backed by the full faith and credit of the U.S. Government. Historically, issuers include FNMA and FHLMC. In 2014, the Federal Housing Financing Authority (“FHFA”), the regulator of the GSEs, directed the GSEs to build an infrastructure through which a single mortgage-backed security (also called a common security) could be issued to replace FNMA and FHLMC MBS. FHFA’s principal objectives for the common security were to establish a single, liquid market for mortgage-backed securities. In 2019, the GSEs launched the Uniform Mortgage Backed Security (UMBS), a mortgage backed security with the same structure issued either by FNMA or FHLMC and backed only by that Enterprise’s single family fixed rate mortgages.

The U.S. Small Business Administration (SBA) is a United States government agency that provides support to entrepreneurs and small businesses and provides loans are part of this mandate. The SBA is authorized to issue loans to these borrowers, with up to 90% of the loan guaranteed by the full faith and credit of the U.S. government. The guaranteed portions of the loan can be issued as certificates and pooled and are eligible as investments and as collateral in repurchase agreements by the Fund.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-backed securities representing interests in mortgage loans pooled by it. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each GSE and obtained warrants for the purchase of common stock of each GSE. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the GSE maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. The Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Trust has adopted the following investment restrictions for the Fund, none of which may be changed without the approval of a majority of the outstanding shares of the Fund, as defined under “General Information” in this Statement of Additional Information. In addition to these investment restrictions, the investment objectives of the Fund are fundamental and cannot be changed without the approval of the Fund’s shareholders.

The Fund may not:

(1)	Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

(2)	Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

(3)	Purchase securities of an issuer if such purchase would cause more than 25% of the value of the Fund’s total assets (taken at current value) to be invested in the securities of any one issuer or group of issuers in the same industry.

(4)	Purchase securities of an issuer if such purchase would cause more than 5% of any class of securities of such issuer to be held by the Fund.

(5)	Invest in any issuer for the purpose of exercising control of management.

(6)	Underwrite securities of other issuers.

(7)	Purchase or sell real estate or real estate mortgage loans.

(8)	Deal in commodities or commodities contracts.

(9)	Purchase on margin or sell short any security, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(10)	Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow money from banks for temporary or emergency (but not leveraging) purposes in an amount up to 5% of the Fund’s total assets when the borrowing is made (repayable in not more than 60 days) and may pledge up to 15% of its assets to secure such borrowings.

(11)	Purchase or retain securities of an issuer if any officer, director, or employee of, or counsel for, the Fund is an officer, director or employee of such issuer.

(12)	Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

With respect to the Fund’s limitations on commodities, such limitations should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Policies

The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may be changed only with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Board of Trustees without shareholder approval.

The Fund has the following non-fundamental policies:

The Fund:

(1)	Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies and, to the extent reasonably practicable, the Fund will invest at least 80% of its net assets in common stock. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the 1940 Act.

(2)	May not invest in securities of any other investment company, except for (i) securities of investment companies acquired as part of a merger, consolidation or other acquisition of assets, and (ii) equity securities of investment companies that operate as money market funds maintaining a stable net asset value per share pursuant to the rules of the Securities and Exchange Commission (the “SEC”), which investments shall be subject to the limitations on investments in other investment companies set forth in the 1940 Act.

(3)	May not purchase any security if, as a result of such transaction, more than 10% in the aggregate of the Fund’s total assets (at current value) would be invested in: (A) securities restricted as to disposition under federal securities laws and (B) securities for which there are no readily available market quotations.

(4)	May not participate on a joint or joint and several basis in any trading account in securities.

(5)	May not invest in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

PURCHASE AND REDEMPTION OF SHARES

All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of shares at any time. The Fund requests advance notification of investments in excess of 5% of the current net assets of the Fund. The Fund also encourages, to the extent possible, advance notification of large redemptions.

Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Fund’s behalf.

A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor’s account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of the Fund’s shares.

The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the “Exchange”) is closed, other than customary weekend and holiday closings (i.e., New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth (National Independence Day), Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the SEC, exists as a result of which (i) disposal by the Fund of securities held by the Fund is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of the Fund’s net assets, or (3) for such other periods as the SEC, or any successor governmental authority, may by order permit for the protection of shareholders of the Fund.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust is managed by the Board of Trustees. The Trustees are responsible for overseeing the management and affairs of the Trust and for exercising all the Trust’s powers except those reserved for the shareholders. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Adviser, Distributor and Administrator. The Board of Trustees is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers.

Trustees and Officers

Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. The following table provides information regarding each Independent Trustee of the Trust, as defined in the 1940 Act. The Trust currently consists of three funds, including the Fund.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
Carla S. Carstens Year of Birth: 1951	Trustee since 2015. Indefinite Term of Office.	Trustee, Vice Chair and Chair of the Governance Committee of Oak Point University, f/k/a Resurrection University, 2019 to present; Board member and past Chair of Strategic Planning, and Trustee since Diversity Initiatives of Financial Executives International Chicago, 2009 to 2020.	3
David J. Gruber Year of Birth: 1963	Trustee since 2015. Indefinite Term of Office.	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; Independent Trustee for Monteagle Funds (4 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, 2014 to present; Director, Oak Associates Funds (7 Funds), 2019 to present; Board member for the State Teachers Retirement System of Ohio, Audit Committee member, and Compensation Committee Chair, 2018 to 2020.	3
James A. Simpson Year of Birth: 1970	Chairman of the Board November 2024 to present. Trustee since 2018. Indefinite Term of Office.	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	3

[1]	The mailing address of each Independent Trustee is 190 Middle Street, Suite 301, Portland, ME 04101.

The following table provides information regarding each officer of the Trust.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers
David Bunstine Year of Birth: 1965	President since 2018.	Director, Fund Officer Services, ACA Group (formerly Foreside Financial Group, LLC) 2013 to present.	N/A
Troy M. Statczar Year of Birth: 1971	Treasurer since 2023.	Director, Fund Officer Services, ACA Group (formerly Foreside Financial Group, LLC), 2020 to present; Director of Fund Administration, Thornburg Investment Management, Inc., 2017 to 2019.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Fund Officer Services, ACA Group (formerly Foreside Financial Group, LLC), 2011 to present; Chief Compliance Officer of The Glenmede Fund, Inc. and The Glenmede Portfolios, 2017 to present; Chief Compliance Officer, Plan Investment Fund, Inc., 2022 to present.	N/A
Jennifer L. Gorham Year of Birth: 1981	Secretary since 2016.	Senior Principal Consultant, Fund Officer Services, ACA Group (formerly Foreside Financial Group, LLC), 2015 to present.	N/A

[1]	The mailing address of each officer is 190 Middle Street, Suite 301, Portland, ME 04101.
[2]	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designed by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.

The following table sets forth the compensation earned by Independent Trustees from the Trust and the fund complex for the fiscal year ended June 30, 2025:

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Independent Trustees
Carla S. Carstens	$43,000	$0	$0	$43,000
David J. Gruber	$43,000	$0	$0	$43,000
James A. Simpson	$43,000	$0	$0	$43,000

Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type).

Board of Trustees: Leadership Structure and Committees

Experience and Qualifications

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a commitment to the interests of shareholders.

The following is a summary of the experience, qualifications, attributes, and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the experiences, qualifications, attributes, and skills of the Trustees are made pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Carla S. Carstens. Ms. Carstens has served as a member of the Board of Trustees since 2015 and the Chairwoman of the Audit Committee of the Board since November, 2024. She served as the Chairwoman of the Board of Trustees from November 2021 to November 2024. She served as the Chairwoman of the Nominating and Governance Committee of the Board from 2015 to November 2021 Over the course of her career she has served in an array of strategic and governance positions and as a Trustee and Audit Committee Chair for another mutual fund. In 2019, Ms. Carstens joined the Board of Directors of Oak Point University, f/ k/a Resurrection University, and serves as Vice Chair of the Board and Chair of the Governance Committee. Ms. Carstens has served on the Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005 to 2010; Board member and Treasurer of Athena International, 2010 to 2016; Board member and Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors of Chicago Yacht Club Foundation, 2015 to 2017 and Audit Committee Chairwoman 2016 to 2017. Ms. Carstens was a Principal of Tatum LLC (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company.

David J. Gruber. Mr. Gruber has served as a member of the Board of Trustees since 2015 and the Chairman of the Nominating and Governance Committee of the Board since November 2024. He served as the Chairman of the Audit Committee from 2015 to 2018 and November 2021 to November 2024 and served as the Chairman of the Board of Trustees from 2018 to November 2021. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee and a member of the Audit Committee for the Fifth Third Funds from 2003 to 2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware County from 2009 to 2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to present. Mr. Gruber is an independent Trustee for Monteagle Funds, Audit Committee Chair and Valuation Committee member from 2015 to present. Mr. Gruber is an independent trustee for Oak Associates Funds, Audit Committee Chair and Valuation Committee Member from 2019 to present. Mr. Gruber is Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present. Mr. Gruber was a Board member for the State Teachers Retirement System of Ohio, Audit Committee member, and Compensation Committee Chair from 2018 to 2020. Mr. Gruber was President of DJG Financial Consulting, LLC from 2007 to 2015, and performed Sarbanes-Oxley assessments for public companies and served as a chief financial officer for a non-profit organization.

James A. Simpson. Mr. Simpson has served as a member of the Board of Trustees since 2018 and Chairman of the Board of Trustees since November, 2024. He served as Chairman of the Nominating and Governance Committee from November 2021 to November 2024 and served as Chairman of the Audit Committee of the Board from 2018 to November 2021. Mr. Simpson has over 25 years of financial services experience. He has experience as an independent trustee for exchange-traded funds and is a nationally recognized exchange-traded fund consultant to the investment services industry. He serves as President of ETP Resources, LLC, a financial information services company that provides detailed reference data on U.S.-listed exchange- traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products. He currently serves as an Independent Trustee and Audit Committee Chair of Virtus ETF Trust II since 2015 and ETFis Series Trust I since 2014.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Investment Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board currently is composed of three Trustees, all of whom are not “interested persons” of the Trust (as that term is defined in the 1940 Act). Ms. Carstens, an independent trustee, serves as the Chairwoman of the Board. The Board has determined that the Trust’s leadership structure provides a combination of management and industry experience and independence that is appropriate given the character and circumstances of the Trust, including items such as the number of portfolios that comprise the Trust, the net assets of the Trust, and the committee structure of the Board.

The Board of Trustees has two committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee held two meetings during the fiscal year ended June 30, 2025. The Nominating and Governance Committee held one meeting during the fiscal year ended June 30, 2025.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David J. Gruber, audit committee financial expert, Carla S. Carstens and James A. Simpson.

The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy on diversity or any particular definition of diversity. The members of the Nominating and Governance Committee are James A. Simpson, Carla S. Carstens and David J. Gruber. Suggestions for trustee candidates and other correspondence should be sent in writing to the Secretary, Asset Management Fund, 190 Middle Street, Suite 301, Portland, ME 04101.

The Trust’s day-to-day operations are managed by the Investment Adviser, the Administrator, and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

Risk Oversight

Through its oversight role, and through its Committees, officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Fund at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the Investment Adviser, Administrator, Distributor and independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and (5) engaging the services of the CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its Committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee and the Board on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO to discuss, among other things, issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Fund, as well as reports from the Adviser’s Valuation Committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Investment Adviser as well as the Trust’s Administrator, custodians, Distributor and transfer agent.

Information Security Risk

The Trust, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other actions, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Trust or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Fund to regulatory fines, financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Fund Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (either directly or through institutions in which they serve as an officer) as of December 31, 2024:

Trustee	Large Cap Equity Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust[1] Overseen by Trustee
Independent Trustees
Carla S. Carstens	$10,001 - $50,000	$50,001 - $100,000
David J. Gruber	$10,001 - $50,000	$50,001 - $100,000
James A. Simpson	$1-$10,000	$10,001 - $50,000

[1]	The Trust currently offers an unlimited number of shares of beneficial interest divided into three (3) funds, including the Fund. The other funds are managed by a different investment adviser and described in separate prospectuses and statement of additional information.

As of September 30, 2025, the Officers and Trustees of the Trust as a group owned less than 1% of the Fund.

No Independent Trustee owns beneficially or of record, any security of the Investment Adviser, the Distributor or the Administrator.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table provides certain information as of September 30, 2025 with respect to persons known to the Trust to be record owners of 5% or more of the shares of common stock of the Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Fund can control the Fund and could determine the outcome of a shareholder meeting.

Large Cap Equity Fund – Class H

Shareholder Name, Address	% Ownership
MERRILL LYNCH PIERCE FENNER & SMITH FSBO CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	99.60%

Large Cap Equity Fund – Class AMF

Shareholder Name, Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	6.38%

INVESTMENT ADVISER

System Two Advisors L.P. (previously defined as the "Investment Adviser" or "S2"), located at 47 Maple Street, #303A, Summit, NJ 07901, serves as investment adviser to the Fund. The Investment Adviser is a Delaware limited partnership founded by Anupam Ghose and Robert C. Jones in 2011. Mr. Ghose owns 80% and Mr. Jones owns 20% of the interests in, and jointly control, the Investment Adviser. The Investment Adviser is responsible for providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Investment Adviser determines from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Investment Adviser manages the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and in this SAI. The Investment Adviser is responsible for negotiating the terms and arrangements for the execution of buys and sells of portfolio securities for the Fund with its approved brokers. The Investment Adviser is also responsible for voting in respect of securities held in the Fund’s portfolio and will exercise the right to vote in accordance with the Investment Adviser’s proxy voting policy. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended.

Under the terms of the Trust’s Investment Advisory Agreement with the Investment Adviser, on behalf of the Fund (the “Adviser Agreement”), the Investment Adviser is subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for management services, the Fund is obligated to pay the Investment Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Large Cap Equity Fund	Annual rate of 0.65% of the average daily net assets of the Fund for the first $250 million and 0.55% of the average daily net assets of the Fund for assets over $250 million

The Adviser Agreement continues for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Adviser Agreement will terminate automatically upon assignment and is terminable with respect to the Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of the Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Fund.

The Investment Adviser has agreed to voluntarily waive a portion of its advisory fee in an amount of 0.10% of the average daily net assets of the Fund. The Investment Adviser is not contractually obligated to waive such fees and the voluntary waiver may be terminated at any time by the Investment Adviser. This voluntary fee waiver is not subject to recoupment.

The Fund paid investment advisory fees for the following fiscal years:

Investment Advisory Fees Paid*

Fund	2025	2024	2023
Large Cap Equity Fund	$328,298	$314,925	$290,934

*	2023 and a portion of 2024 Investment Advisory Fees paid to Austin Atlantic Asset Management Co., as investment adviser. Prior to February 28, 2024, Austin Atlantic Asset Management Co. served as investment adviser to the Fund and S2 served as sub-adviser. Effective February 28, 2024, S2 became the investment adviser for the Fund.

Investment Advisory Fees Waived*

Fund	2025	2024	2023
Large Cap Equity Fund	$50,507	$48,450	$44,758

*	2023 and a portion of 2024 Investment Advisory Fees waived by Austin Atlantic Asset Management Co., as investment adviser. Prior to February 28, 2024, Austin Atlantic Asset Management Co. served as investment adviser to the Fund and S2 served as sub-adviser. Effective February 28, 2024, S2 became the investment adviser for the Fund.

The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups (“organizations”) whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Fund by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization. The Investment Adviser and/or the Distributor may also enter into agreements with, and pay additional compensation to, third parties, out of their own assets and not as an additional charge to the Fund, in connection with the sale and/or distribution of Fund shares or the retention and/ or servicing of Fund investors.

The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Adviser Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Adviser Agreement.

Portfolio Managers

The portfolio manager responsible for the day-to-day management of the Fund is Anupam Ghose. The table below shows other accounts for which the portfolio manager of the Fund is responsible for the day-to-day portfolio management as of June 30, 2025.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Anupam Ghose	Registered Investment Companies	1	$9,000,000	0
	Other pooled investment vehicles	9	$766,000,000	9
	Other advisory accounts	0	$0	0

The other accounts for Mr. Ghose, listed above, are accounts he manages for the Investment Adviser. This may cause potential conflicts of interest for Mr. Ghose. The Investment Adviser believes that these potential conflicts are mitigated by the Fund’s investments primarily in large, liquid stocks and the use of investment models by Mr. Ghose in managing the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Fund’s investment strategies and the investment strategies of the other accounts managed by the portfolio manager. Investment decisions for the Fund are made independently from those for the other funds and other accounts advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and in another fund or in another account advised by the Investment Adviser. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. All trades for the Fund are executed by the Investment Adviser. The Investment Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Investment Adviser manages are fairly and equitably allocated.

Portfolio Manager Compensation

Mr. Ghose is compensated in the form of a salary.

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager as of June 30, 2025:

Portfolio Manager	Large Cap Equity Fund
Anupam Ghose	$0

DISTRIBUTOR

Austin Atlantic Capital Inc. is a registered broker-dealer and the Fund’s principal underwriter (previously defined as the “Distributor”). The Distributor, a Florida corporation, is a wholly- owned subsidiary of Austin Atlantic Inc., which is a closely-held corporation controlled by Rodger D. Shay, Jr. Mr. Shay, Jr. is also the President and Chief Executive Officer of the Distributor. The Distributor is located at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134.

As compensation for distribution services, Class AMF shares of the Fund pay the Distributor a fee pursuant to a plan adopted under Rule 12b-1 of the 1940 Act, payable monthly at the rate of up to 0.25% per annum of the average daily net assets of the Class AMF shares of the Fund. Class H shares of the Fund do not pay any distribution or 12b-1 fees.

12b-1 Distribution Fees Paid

Fund	2025	2024	2023
Large Cap Equity Fund-Class AMF	$105,675	$100,529	$92,003

12b-1 Distribution Fees Waived

Fund	2025	2024	2023
Large Cap Equity Fund-Class AMF	$59,178	$19,408	$0

The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of the prospectus and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Fund for sale to investors.

The Trust has been informed by the Distributor that during the fiscal year ending June 30, 2025, the following expenditures were made:

Fund	Printing & Advertising	Compensation Paid to Broker- Dealers	Employee Compensation & Costs	Staff Travel & Expense	Other Administrative Expense
Large Cap Equity Fund	$0	$44,547	$0	$0	$2,806

None of the Trustees has any direct or indirect financial interest in the operation of the Fund’s Rule 12b-1 Plan and related Distribution Agreement.

The Trust has appointed the Distributor to act as the principal distributor of the Fund’s continuous offering of shares pursuant to a Distribution Agreement dated February 22, 2017 between the Trust and the Distributor (the “Distribution Agreement”). The Distribution Agreement continues in effect from year to year, subject to termination by the Trust or the Distributor as provided for in the Distribution Agreement, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement.

Pursuant to the Trust’s Rule 12b-1 Plan, payments under the Plan are intended to compensate the Distributor, broker-dealer, depository institutions and, other firms for distribution services. The type of activities for which compensation is paid is set forth in the table above. The Trust’s Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by the Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the “disinterested” Trustees referred to above. The Rule 12b-1 Plan is terminable with respect to the Fund at any time without penalty by a majority of the Trustees who are “disinterested” as described above or by a vote of a majority of the outstanding shares (as defined under “General Information” in this SAI) of the Fund or by the Distributor on 90 days’ written notice to the Fund.

The Investment Adviser or Distributor, out of their own resources and without additional costs to the Fund or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund in recognition of their marketing, transaction processing and/or administrative services support.

CODE OF ETHICS

The Trust, the Investment Adviser and Foreside Financial Group, LLC (dba ACA Group, on behalf of Foreside Management Services, LLC) have adopted codes of ethics under Rule 17j-1 under the 1940 Act, as amended. Trustees and officers of the Trust and employees of the Investment Adviser are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements reasonably designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3).

Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

PROXY VOTING POLICIES AND PROCEDURES

For the Fund, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to portfolio securities, subject to oversight by the Board of Trustees. It is the Investment Adviser’s policy to vote proxies in a manner that is most economically beneficial to the Fund. The Investment Adviser’s Proxy Policies contain guidelines which reflect the Investment Adviser’s policies with respect to voting for or against certain matters, or on a case-by-case basis for other matters. For the Investment Adviser, when a material conflict exists, the portfolio manager, the investment team and others will determine the best method for resolving the conflict in a manner that affords priority to the Investment Adviser’s clients. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-247-9780, through the Fund's website at www.amffunds.com, or on the SEC’s website at http://www.sec.gov.

FUND SERVICES

Custodian, Transfer Agent, Financial Administrator and Fund Accountant

Effective as of June 20, 2025, U.S. Bank National Association (“U.S. Bank”), 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212, serves as the Trust’s custodian with respect to the Fund. U.S. Bank and the Trust have entered into a Custody Agreement, pursuant to which U.S. Bank serves as the Fund’s custodian and, among other things, will maintain custody of the Fund’s cash and securities.

Effective as of June 20, 2025, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the transfer and dividend agent of the Fund. Pursuant to the terms of the transfer and dividend agency Master Services Agreement between the Trust and Ultimus, Ultimus provides various transfer and dividend agency services to the Fund, including, but not limited to: (i) processing shareholder purchase and redemption requests; (ii) processing dividend payments; and (iii) maintaining shareholder account records.

Ultimus also serves as the financial administrator of the Fund. Pursuant to the terms of the financial administration Master Service Agreements between the Trust and Ultimus, Ultimus provides various administrative and fund accounting services to the Fund, which includes (i) computing the Fund’s net asset value for purposes of the sale and redemption of its shares; (ii) computing the Fund’s dividend payables; (iii) preparing certain periodic reports and statements; and (iv) maintaining the general ledger accounting records for the Fund.

Prior to U.S. Bank serving as the Fund’s custodian and Ultimus serving as the Fund’s transfer agent, financial administrator and fund accountant, the Northern Trust Company (“Northern Trust”) provided the foregoing services to the Fund. As compensation for these services rendered by Northern Trust, the Fund, or Foreside Management Services, LLC, paid the following amounts to Northern Trust for the following fiscal years:

	Fees Paid
Fund	2025	2024	2023*
Large Cap Equity Fund	$118,574	$105,528	$131,500

*	For 2023, Northern Trust provided services to the Fund and another Fund in the Trust and charged a different fee that was allocated between the two funds. Northern Trust’s fee was changed following the liquidation of the second fund.

Effective as of June 20, 2025, the Fund, or Foreside Management, LLC, paid the following amounts to U.S. Bank for the 2025 fiscal year:

Fund	Fees Paid 2025
Large Cap Equity Fund	$0

Effective as of June 20, 2025, the Fund, or Foreside Management, LLC, paid the following amounts to Ultimus for the 2025 fiscal year:

Fund	Fees Paid 2025
Large Cap Equity Fund	$0

Business Manager and Administrator

Foreside Management Services, LLC (previously defined as "Foreside" or the "Administrator"), 190 Middle Street, Suite 301, Portland, ME 04101, has served as the Trust’s business manager and administrator since 2014. Foreside and the Trust have entered into a Management and Administration Agreement with respect to the Fund. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Fund; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the SEC; and maintaining books and records in accordance with applicable laws and regulations.

The Fund pays all expenses incurred by it in connection with its operation, unless specifically assumed by Foreside or the Investment Adviser and pays Foreside an annual fee for services under the Agreement, the Fund pays Foreside an annual base fee of $120,000 plus 0.01% of average daily net assets, subject to a minimum annual fee of $125,000.

As compensation for the compliance services, financial services and business management and governance services provided by Foreside pursuant to the Management and Administration Agreement, Foreside retained the amounts shown in the table below for the following fiscal years:

	Fees Paid
Fund	2025	2024	2023
Large Cap Equity Fund	$125,051	$124,845	$124,409

DETERMINATION OF NET ASSET VALUE

For the Fund, net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. For the Fund, the net asset value per share is rounded to the nearest whole cent ($0.01). For purposes of determining the net asset value per share, the Fund uses market prices in valuing portfolio securities but may use fair value estimates if reliable market prices are unavailable. Other investments are generally valued at prices obtained from one or more independent pricing services. For the Fund, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

FEDERAL INCOME TAX MATTERS

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund has elected to be treated and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are engaged in the same or similar trades or business, or the securities of one or more qualified publicly traded partnerships; and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income for the taxable year (computed without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest, if any, is so distributed.

Dividends and distributions are taxable to shareholders whether they are reinvested in Fund shares or paid in cash. Dividends of the Fund’s net investment income (which generally includes interest and dividend income, less certain expenses), other than “qualified dividend income,” and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. Distributions of qualified dividend income (generally dividends received from domestic corporations and qualified foreign corporations) are taxable to individual and other non-corporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund. Under the Code, net long- term capital gains received by corporate shareholders (including net long-term capital gain distributions by the Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including net long-term capital gain distributions by the Fund) are generally taxed at a maximum federal income tax rate of 20%. Dividends and distributions paid to individuals and other non-corporate shareholders may also be subject to the 3.8% Medicare tax discussed below.

A portion of the dividends paid by the Fund are expected to be treated as qualified dividend income and are expected to be eligible for the dividends received deduction, provided certain holding period and other requirements are met at both the Fund and the shareholder levels.

The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or redemption of the Fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

All or a portion of any loss realized upon the redemption of shares of the Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If the Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such income it is required to accrue, to continue to qualify as a regulated investment company and to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund’s transactions in forward contracts, options, futures contracts, and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount, and timing of distributions to shareholders of the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying as a regulated investment company and avoiding federal income and excise taxes. The Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of section 1256 contracts is treated in the same manner.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, the Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

Dividends declared by the Fund in October, November, or December to shareholders of record in one of those months and actually paid in January of the following year will be treated as having been received by shareholders and paid by the Fund on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty. However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal and all state, local or foreign tax consequences to them of an investment in shares of the Fund.

FUND TRANSACTIONS

Allocation of transactions for the Fund, including their frequency, to various brokers or dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to the Fund. Pursuant to its Best Execution Policies and Procedures, the Investment Adviser seeks to obtain “best execution” for the Fund’s securities transactions. In seeking to obtain “best execution,” the Investment Adviser considers the range and quality of the broker-dealer’s services. As described below, the Investment Adviser may effect securities transactions on an agency basis with broker-dealers providing research services and/ or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of “best execution”.

The Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of their affiliates.

For the Fund, the following applies to portfolio transactions. The primary aim of the Investment Adviser in the allocation of the Fund’s portfolio transactions to various brokers is the attainment of best price and execution. The Investment Adviser is authorized to pay a brokerage commission in excess of the commission that another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker (i.e. a “soft dollar” brokerage transaction). The research and statistical information that may be provided to the Investment Adviser would consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy. To the extent that the Investment Adviser uses such research and information in rendering investment advice to the Fund, the research and information may reduce the Investment Adviser’s expenses. No “soft dollar” brokerage transactions were entered into for the Fund for the last three fiscal years.

The total amounts of brokerage commissions paid by the Fund for fiscal years ended June 30, 2023, 2024 and 2025 were $797, $0 and $781, respectively. The brokerage commissions paid by the Fund will vary from year to year based on the level of activity in the Fund’s portfolio.

Transactions in portfolio securities of the Fund are effected through a broker selected from a list of brokers selected by the Investment Adviser on the basis of their ability to provide efficient execution of portfolio transactions. A large majority of the Fund’s portfolio transactions are executed on national securities exchanges through member firms. However, when the Investment Adviser believes that a better price can be obtained for the Fund, portfolio transactions may be executed over-the-counter with non-member firms in what is referred to as the “third market.” Portfolio transactions in unlisted securities are also executed over-the-counter. The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost.

DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

●	To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;
●	In connection with periodic reports that are available to shareholders and the public;
●	To mutual fund rating or statistical agencies or persons performing similar functions;
●	Pursuant to a regulatory request or as otherwise required by law; or
●	To persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust.

The Fund discloses its portfolio holdings quarterly, in its annual and semi-annual reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

The Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Investment Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Investment Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Investment Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Trust’s CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Investment Adviser, and any affiliated persons of the Investment Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Investment Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Prior to public dissemination of portfolio holdings, general characteristics, performance or statistical information about the Fund, information about realized and unrealized capital gains, summaries of the Fund’s performance and historical sector allocation may be disclosed to shareholders and prospective shareholders as soon as practicable.

The Fund’s portfolio holdings may also be disclosed to third parties prior to their public dissemination for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectus.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, an independent registered public accounting firm, serves as the Trust’s independent registered public accounting firm.

GENERAL INFORMATION

The Trust sends to all of the shareholders of the Fund semi-annual reports and annual reports, and posts Form N-CSR to its website which includes annual and semi- annual financial statements.

As used in each Prospectus and this SAI, the term “majority,” when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund’s shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Trust provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, are available at www.sec.gov (EDGAR database).

Statements contained in each Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements, notes and report of the Trust’s independent registered public accounting firm required to be included in this SAI are incorporated herein by reference to the Fund’s Form N-CSR for the fiscal year ended June 30, 2025.

APPENDIX A

Explanation of Rating Categories

The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

A Standard & Poor’s Corporation (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

“A-I” — Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-l+.”

“A-2” — Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” — Issue has only a speculative capacity for timely payment.

“C” — Issue has a doubtful capacity for payment.

“D” — Issue is in payment default.

Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” — Issuer does not fall within any of the Prime rating categories.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” — Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” — Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing, “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) — Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operation experience; (c) rentals which begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic classification from “Aa” to “B” in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A-1

ASSET MANAGEMENT FUND

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust filed July 23, 1999. (1)/

	(2)	Second Amended and Restated Declaration of Trust dated November 27, 2018. (7)/

	(3)	Written Instrument Amending the Second Amended and Restated Declaration of Trust dated June 5, 2020. (8)/

	(4)	Written Instrument Amending the Second Amended and Restated Declaration of Trust dated May 5, 2023.(13)/

(b)	Amended and Restated By-Laws dated July 22, 1999, as amended through May 31, 2018.(6)/

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement dated May 21, 2024 between Registrant and System Two Advisors L.P. with respect to the Large Cap Equity Fund. (14)/

(e)	(1)	Distribution Agreement dated February 22, 2017 between Registrant and Austin Atlantic Capital, Inc. (5)/

	(2)	Distribution Services Agreement dated February 8, 2024 between System Two Advisors L.P. and Austin Atlantic Capital, Inc. (14)/

(f)	Not applicable.

(g)	(1)	Custody Agreement by and between the Registrant and U.S. Bank National Association, dated as of January 9, 2020. (8)/

	(2)	Amendment to the Custody Agreement dated June 23, 2025.(16)/

(h)	(1)	Master Services Agreement re: Transfer Agent and Shareholder Services between the Registrant and Ultimus Fund Solutions, LLC, dated as of June 6, 2017. (4)/

	(2)	Transfer Agent and Shareholder Services Fee Letter for the Large Cap Equity Fund dated May 20, 2025.*

	(3)	Master Services Agreement re: Fund Accounting and Financial Administration dated July 1, 2022 between the Registrant and Ultimus Fund Solutions, LLC. (11)/

	(4)	Fund Accounting and Financial Administration Fee Letter for the Large Cap Equity Fund dated May 20, 2025.*

	(5)	Tailored Shareholder Report Addendum between the Registrant and Ultimus Fund Solutions, LLC dated June 1, 2024. (15)/

	(10)	Amended and Restated Management and Administration Agreement between the Registrant and Beacon Hill Fund Services, Inc. (now known as Foreside Management Services, LLC) dated November 1, 2015. (2)/

	(11)	Consent to Assignment of Services Agreement between the Registrant and Beacon Hill Fund Services, Inc. for the Assignment of the Services Agreement between Registrant on behalf of the funds advised by Austin Atlantic Asset Management Co., and Beacon Hill Fund Services, Inc. to Foreside Financial Group, LLC.(5)/

	(12)	Second Amended Schedule A to Amended and Restated Management and Administration Agreement dated May 1, 2020.(8)/

	(13)	Eighth Amended Schedule C to Amended and Restated Management and Administration Agreement dated July 1, 2021.(11)/

	(14)	First Amendment to Amended and Restated Management and Administration Agreement dated July 1, 2021.(11)/

(i)	Opinion and Consent of Vedder Price P.C. (10)/

(j)	Consent of Cohen & Company, Ltd.*

(k)	None.

(l)	None.

(m)	(1)	Amended and Restated 12b-1 Plan dated July 22, 1999, as amended through May 19, 2020.(9)/

(n)	(1)	Multi-Class Plan, dated July 22, 1999, as amended through October 27, 2016. (3)/

(o)	(1)	Power of Attorney for David J. Gruber effective October 1, 2025. (16)/

	(2)	Power of Attorney for Carla S. Carstens effective October 1, 2025. (16)/

	(3)	Power of Attorney for James A. Simpson effective October 1, 2025. (16)/

(p)	(1)	Code of Ethics of Asset Management Fund dated January 29, 2016. (3)/

	(2)	Code of Ethics for System Two Advisors L.P. (9)/

	(3)	Code of Ethics of Foreside Financial Group, LLC. (14)/

(1)/	Previously filed with Post-Effective Amendment No. 34 on or about October 22, 1999 and incorporated herein by reference.

(2)/	Previously filed with Post-Effective Amendment No. 72 on or about December 30, 2015 and incorporated herein by reference.

(3)/	Previously filed with Post-Effective Amendment No. 83 on or about November 29, 2016 and incorporated herein by reference.

(4)/	Previously filed with Post-Effective Amendment No. 88 on or about June 19, 2017 and incorporated herein by reference.

(5)/	Previously filed with Post-Effective Amendment No. 90 on or about February 28, 2018 and incorporated herein by reference.

(6)/	Previously filed with Post-Effective Amendment No. 92 on or about October 26, 2018 and incorporated herein by reference.

(7)/	Previously filed with Post-Effective Amendment No. 96 on or about August 29, 2019 and incorporated herein by reference.

(8)/	Previously filed with Post-Effective Amendment No. 101 on or about October 28, 2020 and incorporated herein by reference.

(9)/	Previously filed with Post-Effective Amendment No. 102 on or about October 28, 2020 and incorporated herein by reference.

(10)/	Previously filed with Post-Effective Amendment No. 103 on or about October 28, 2021 and incorporated herein by reference.

(11)/	Previously filed with Post-Effective Amendment No. 104 on or about October 28, 2021 and incorporated herein by reference.

(12)/	Previously filed with Post-Effective Amendment No. 105 on or about October 28, 2022 and incorporated herein by reference.

(13)/	Previously filed with Post-Effective Amendment No. 107 on or about October 28, 2023 and incorporated herein by reference.

(14)/	Previously filed with Post-Effective Amendment No. 109 on or about August 28, 2024 and incorporated herein by reference.

(15)/	Previously filed with Post-Effective Amendment No. 110 on or about October 28, 2024 and incorporated herein by reference.

(16)/	Previously filed with Post-Effective Amendment No. 112 on or about October 28, 2025 and incorporated herein by reference.

*	Filed as an Exhibit herewith.

Item 29.	Persons Controlled By or Under Common Control with Registrant. None.

Item 30.	Indemnification.

Section 5.2 of the Registrants Second Amended and Restated Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

The Registrant maintains an insurance policy which insures its directors and officers against certain liabilities.

Item 31.	Business and Other Connections of Investment Adviser.

System Two Advisors L.P. (S2) is a registered investment adviser.  Its principal office is located at 47 Maple Street, #303A, Summit, NJ 07901. Additional information about S2 and its officers is incorporated by reference to the Statement of Additional Information filed herewith.

Directors and Officers of S2 and principal occupations

S2 is a Delaware limited partnership founded by Anupam Ghose and Robert C. Jones in 2011. Mr. Ghose serves as Chief Executive Officer and Portfolio Manager. Mr. Jones serves as Chairman Emeritus.

Item 32.	Principal Underwriter.

(a) Austin Atlantic Capital, Inc. serves as the principal underwriter for the Large Cap Equity Fund, a series of Asset Management Fund.

(b)	Name And Principal Business Address	Positions And Offices With Underwriter	Positions And Offices With Fund
	Rodger D. Shay, Jr. 1 Alhambra Plaza, Suite 100 Coral Gables, FL 33134	President and Chief Executive Officer	None
	Kevin A. Rowe 1 Alhambra Plaza, Suite 100 Coral Gables, FL 33134	Chief Compliance Officer	None

(c) Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, are located at the following locations:

System Two Advisors L.P.

47 Maple Street, #303A

Summit, NJ 07901

Foreside Management Services, LLC

190 Middle Street, Suite 301

Portland, ME 04101

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

U.S. Bank National Association

1555 N. Rivercenter Dr., MK-WI-S302

Milwaukee, WI 53212

Item 34.	Management Services. Not Applicable.

Item 35.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Asset Management Fund certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be executed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 28th day of October, 2025.

Asset Management Fund

By:	/s/ David Bunstine
David Bunstine, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on October 28, 2025 by the following persons in the capacities indicated.

SIGNATURE	TITLE	DATE

David J. Gruber*	Trustee	October 28, 2025
David J. Gruber

Carla S. Carstens*	Trustee	October 28, 2025
Carla S. Carstens

James A. Simpson*	Trustee and Chairperson of the Board	October 28, 2025
James A. Simpson

/s/ Troy M. Statczar	Treasurer (principal financial and accounting officer)	October 28, 2025
Troy M. Statczar

/s/ David Bunstine	President (principal executive officer)	October 28, 2025
David Bunstine

/s/ David Bunstine
David Bunstine
Attorney-In-Fact
October 28, 2025

*	Pursuant to Power of Attorney filed herein.

EXHIBIT INDEX

Exhibit Number		Description
28	(h)(2)	Transfer Agent and Shareholder Services Fee Letter for the Large Cap Equity Fund
	(h)(4)	Fund Accounting and Financial Administration Fee Letter for the Large Cap Equity Fund
	(j)	Consent of Cohen & Company